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                                                                [Conformed copy]




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                      February 18, 2003 (February 18, 2003)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                      1-9076                 13-3295276
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 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)



                 300 Tower Parkway, Lincolnshire, Illinois 60069
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits.

                  99.1     Press Release dated February 18, 2003

                  99.2     Investor Brochure dated February 18, 2002.


Item 9.  Regulation FD Disclosure.

         Registrant's press release dated February 18, 2003, reporting the remarks of Chief Executive Officer Norm Wesley regarding the Company's first quarter performance, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

         On February 18, 2003, the Registrant will begin distribution of the investor brochure attached as Exhibit 99.2 relating to the Registrant and its business.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FORTUNE BRANDS, INC.
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                                              (Registrant)



                                          By   /s/ Mark A. Roche
                                              --------------------------------
                                              Mark A. Roche
                                              Senior Vice President,
                                                General Counsel and Secretary


Date:  February 18, 2003


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                                  EXHIBIT INDEX



                                                                Sequentially
Exhibit                                                         Numbered Page
-------                                                         -------------


99.1     Press Release of Registrant dated
         February 18, 2003

99.2     Investor brochure of Registrant dated
         February 18, 2003.